Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies
Legal Proceedings
From time to time the Company is a party, as plaintiff or defendant, to lawsuits in various jurisdictions in the ordinary course of business or in connection with its acquisition or disposal activities. Our best estimate of the outcome of the various disputes has been reflected in these financial statements as of December 31, 2018.
West Leo
We received notification of a force majeure occurrence on October 1, 2016 in respect of the West Leo which was operating for Tullow Ghana Limited ("Tullow") in Ghana. We filed a claim in the English High Court formally disputing the occurrence of force majeure and seeking declaratory relief from the High Court. Tullow subsequently terminated the drilling contract on December 1, 2016 for (a) 60-days claimed force majeure, or (b) in the alternative, frustration of contract, or (c) in the further alternative, for convenience. We did not accept that the contract had been terminated by the occurrence of force majeure under the terms of the drilling contract and/or that the contract had been discharged by frustration.  Accordingly, we amended our claim in the English High Court to reflect this.
On July 3, 2018 the English High Court ruled the case in our favor and we recovered a total of $250.5 million which included amounts claimed on the termination revenue including interest. Claims to recover VAT were not ruled in our favor. Termination revenues have been recognized in "Other revenues" per our Consolidated Statements of Operations. See Note 7 - "Other revenues" for further details.
Patent infringement
In January 2015, a subsidiary of Transocean Ltd. filed suit ("the Suit") against certain of our subsidiaries for patent infringement. The Suit alleged that two of our drilling rigs that operate in the U.S. Gulf of Mexico violated Transocean patents relating to dual-activity. In the same year, we challenged the validity of the patents via the Inter Parties Review process within the U.S. Patent and Trademark Office. The IPR board held in March 2017 that the patents were valid. In May 2017 we appealed to the U.S. Federal Circuit Court of Appeal and in June 2018 the court affirmed the IPR decision.

In December 2018, Seadrill and Seadrill Partners reached an amicable agreement with Transocean over alleged patent infringement of the Transocean dual activity patent. Under the terms of the settlement, Seadrill and Seadrill Partners have entered into a global license agreement with Transocean for the dual activity drilling method on our rigs covering alleged past infringements and future use.
Other claims or legal proceedings
We are not aware of any other legal proceedings or claims that we expect to have, individually or in the aggregate, a material adverse effect on the Company.
Commitments
We had no material lease commitments or unconditional purchase obligations at December 31, 2018 and 2017.